CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.10	$ 0.10
Preferred stock, authorized shares	3,000,000	3,000,000
Preferred stock, issued shares	0	0
Common stock, par value (in dollars per share)	$ 0.10	$ 0.10
Common stock, authorized shares	30,000,000	30,000,000
Common stock, issued shares	12,162,536	12,154,536
Common stock, outstanding shares	12,162,536	12,154,536